                                                                   Exhibit 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                               -----------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ______

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                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

                          New York                     13-4994650
                  (State of incorporation           (I.R.S. employer
                  if not a national bank)          identification No.)

                      270 Park Avenue
                     New York, New York                   10017
          (Address of principal executive offices)     (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                           Telephone: (212) 270-2611
           (Name, address and telephone number of agent for service)

                  (1) PLAINS EXPLORATION & PRODUCTION COMPANY
                            (2) PLAINS E&P COMPANY
              (Exact name of obligor as specified in its charter)

              See Table of Additional Registrant Guarantors Below

                        (1) Delaware                 (1) 33-0430755
                        (2) Delaware                 (2) 74-3050622
              (State or other jurisdiction of       (I.R.S. employer
               incorporation or organization)      identification No.)

                     500 Dallas Street
                       Houston, Texas                     77002
          (Address of principal executive offices)     (Zip Code)

                               -----------------

               83/4% Series B Senior Subordinated Notes due 2012
        Guarantees of 83/4% Series B Senior Subordinated Notes due 2012

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                   TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                             Address, Including Zip
                                                              Code, and Telephone
                                                             Number, Including Area
                                    State or Other    IRS    Code, of Registrant's
                                    Jurisdiction of Employer  Principal Executive
               Name                  Incorporation   ID No.         Offices
               ----                 --------------- -------- ----------------------
Arguello Inc.......................                     76-
                                       Delaware     0608465            *
Plains Illinois Inc................                     76-
                                       Delaware     0487569            *
Plains Resources International Inc.                     76-
                                       Delaware     0040974            *
PMCT Inc...........................                     76-
                                       Delaware     0410281            *

--------
* The address for each Registrant Guarantor is 500 Dallas Street, Houston, Texas 77002, and the telephone number at that address is (713) 739-6700.

                                    GENERAL

Item 1.  General Information.

    Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.  Affiliations with the Obligor and Guarantors.

    If the Obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

    None.

Items 3 through 15, inclusive, are not applicable by virtue of T-1 General Instruction B.


                                      3

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Item 16.  List of Exhibits

    List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

    2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

    3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

    4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

    5.  Not applicable.

    6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    8.  Not applicable.

    9.  Not applicable.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 24th day of October, 2002.

                                          JPMORGAN CHASE BANK

                                              By:      /s/ DONNA EDMUNDSON
                                                  -----------------------------
                                                         Donna Edmundson
                                                    Vice President and Trust
                                                             Officer

                             Exhibit 7 to Form T-1

                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business June 30, 2002, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                             Dollar Amounts
                                                                              in Millions
                              ASSETS                                         --------------
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..............             $ 20,772
   Interest-bearing balances.......................................               10,535
Securities:
   Held to maturity securities.....................................                  419
   Available for sale securities...................................               59,953
   Federal funds sold and securities purchased under agreements to resell
       Federal funds sold in domestic offices......................                6,054
       Securities purchased under agreements to resell.............               74,680
Loans and lease financing receivables:
   Loans and leases held for sale..................................               11,686
   Loans and leases, net of unearned income........................ $168,109
   Less: Allowance for loan and lease losses.......................    3,241
   Loans and leases, net of unearned income and allowance..........              164,868
Trading Assets.....................................................              179,236
Premises and fixed assets (including capitalized leases)...........                5,999
Other real estate owned............................................                   60
Investments in unconsolidated subsidiaries and associated companies                  376
Customers' liability to this bank on acceptances outstanding.......                  273
Intangible assets
   Goodwill........................................................                2,156
   Other Intangible assets.........................................                5,786
Other assets.......................................................               38,554
                                                                                --------
TOTAL ASSETS.......................................................             $581,407
                                                                                ========

                                                                              Dollar Amounts
                                                                               in Millions
                            LIABILITIES                                       --------------
Deposits
   In domestic offices..............................................             $158,559
   Noninterest-bearing.............................................. $ 65,503
   Interest-bearing.................................................   93,056
   In foreign offices, Edge and Agreement subsidiaries and IBF's....              129,207
   Noninterest-bearing.............................................. $  9,645
   Interest-bearing.................................................  119,562
Federal funds purchased and securities sold under agreements to repurchase:
   Federal funds purchased in domestic offices......................               15,942
   Securities sold under agreements to repurchase...................               88,781
Trading liabilities.................................................              105,568
Other borrowed money (includes mortgage indebtedness and obligations
  under capitalized leases).........................................               12,583
Bank's liability on acceptances executed and outstanding............                  278
Subordinated notes and debentures...................................                9,249
Other liabilities...................................................               26,053
TOTAL LIABILITIES...................................................              546,220
Minority Interest in consolidated subsidiaries......................                  100

                           EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................                    0
Common stock........................................................                1,785
Surplus (exclude all surplus related to preferred stock)............               16,304
Retained earnings...................................................               17,013
Accumulated other comprehensive income..............................                  (15)
Other equity capital components.....................................                    0
TOTAL EQUITY CAPITAL................................................               35,087
                                                                                 --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL............             $581,407
                                                                                 ========

    I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                          WILLIAM B. HARRISON, JR.            )
                                          HELENE L. KAPLAN                    )
                                          WILLIAM H. GRAY III                 )